UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2008

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas		66219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 25, 2008, ICOP Digital, Inc. (the Company) received a letter from the Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum listing stock price requirement of Nasdaq Marketplace Rule 4310(c)(4) as a result of the closing bid price for the Company’s common stock being below $1.00 for 30 consecutive business days. This notification has no effect on the listing of the Company’s common stock at this time.

The Nasdaq Marketplace Rules provide the Company with 180 calendar days, or until March 24, 2009, to regain compliance, which will require the bid price of the Company’s common stock to remain above $1.00 for a minimum of 10 consecutive business days. If we do not comply with Marketplace Rule 4310(c)(4) by March 24, 2009, we may be entitled to an additional compliance period of 180 days if at that time we meet the Nasdaq Capital Market initial listing criteria in Marketplace Rule 4310(c), except for the bid price requirement. There is no assurance we will be eligible for such additional compliance period or that our common stock will not be delisted from Nasdaq. The Company will continue to execute its business plan to provide an opportunity to demonstrate value to the investment community and regain compliance with this Nasdaq listing standard.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements. The Company may experience significant fluctuations in future operating results or financial condition due to a number of economic, competitive, and other factors, including, among other things, our reliance on third-party manufacturers and suppliers, government agency budgetary and political constraints, new or increased competition, changes in market demand, the performance or reliability of our products, our ability to obtain acceptable alternative lending arrangements, and our ability to regain compliance with Nasdaq listing standards. These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information with respect to these and other factors, which could materially affect the Company and its operations, are included in certain forms the Company has filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibit 99.1

Exhibit Number	Description

99.1	Press release dated October 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

October 1, 2008	By:	/s/ David C. Owen
Name: David C. Owen
Title: Chief Executive Officer